       As filed with the Securities and Exchange Commission on July 7, 1999

                                                         Exhibit Index on Page 5

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 17, 1999

Commission File Number: 000-22685

                              VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                           13-3925979
(State or other jurisdiction of incorporation)              (I.R.S. employer
                                                         identification number)

PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                07663
    (Address of principal executive offices)                  (Zip Code)

                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEMS 1 - 4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

VORNADO SELLS SERIES C PREFERRED SHARES IN PUBLIC OFFERING

       On May 17, 1999, Vornado Realty Trust and Vornado Realty L.P. entered into an underwriting agreement with Salomon Smith Barney, Merrill Lynch & Co., Morgan Stanley Dean Witter, PaineWebber Incorporated and Prudential Securities, as representatives of the several underwriters named in the underwriting agreement, relating to the issuance and sale by Vornado of an aggregate of 4 million 8.5% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, no par value (the "Series C Preferred Shares"), of Vornado for an aggregate net purchase price of approximately $96.85 million. Vornado granted the underwriters an option, exercisable for 30 days after May 17, 1999, to purchase up to 600,000 additional Series C Preferred Shares, solely to cover overallotments. The issuance and sale of the Series C Preferred Shares was consummated on May 20, 1999 and the option to cover overallotments was exercised in full, with the total proceeds to Vornado being approximately $111.38 million. Expenses payable by Vornado in connection with the offering of the Series C Preferred Shares are estimated at approximately $400,000.

ISSUANCE OF SERIES D-2 PREFERRED UNITS BY VORNADO REALTY L.P.

       On May 27, 1999, Vornado Realty L.P., a Delaware limited partnership through which Vornado Realty Trust conducts its business (the "Operating Partnership"), sold approximately $27.5 million of Series D-2 Preferred Units of limited partnership interest (the "Series D-2 Preferred Units") to an institutional investor in a private placement.

       The Series D-2 Preferred Units are perpetual and may be redeemed without penalty in whole or in part by the Operating Partnership at any time on or after May 27, 2004 for cash equal to $50 per Series D-2 Preferred Unit and any accumulated and unpaid distributions owing in respect of the Series D-2 Preferred Units being redeemed. At any time on or after the Series D-2 Effective Date (as defined below), holders of Series D-2 Preferred Units will have the right to have their Series D-2 Preferred Units redeemed by the Operating Partnership for (i) cash equal to $50 for each Series D-2 Preferred Unit and any accumulated and unpaid distributions owing in respect of the Series D-2 Preferred Units being redeemed or (ii) at the option of Vornado Realty Trust, one 8.375% Series D-2 Cumulative Redeemable Preferred Share of Beneficial Interest, no par value (the "Series D-2 Preferred Shares"), of Vornado Realty Trust for each Series D-2 Preferred Unit redeemed. The "Series D-2 Effective Date" means the sooner of (i) May 27, 2009, (ii) the first business day following any period in which the Operating Partnership has failed to make full distributions in respect of the Series D-2 Preferred Units for six quarters, whether or not consecutive, (iii) the first business day following receipt by the holder of the Series D-2 Preferred Units of either notice from Vornado Realty Trust, or an opinion of counsel, that the Operating Partnership is or likely is a "publicly-traded partnership," as defined in the Internal Revenue Code of 1986, as amended, and (iv) the first business day following the date on which the institutional investor to which the Series D-2 Preferred Units were issued reasonably determines that there is an imminent and substantial risk that the Series D-2 Preferred Units held by it represent or will represent 19.5% or more of the total profits or capital interests in the Operating Partnership for a taxable year.

       The Series D-2 Preferred Shares will be perpetual and will be redeemable at the option of Vornado Realty Trust at any time on and after May 27, 2004 for cash equal to $50 per Series D-2 Preferred Share plus dividends accumulated and unpaid prior to the date of redemption. No Series D-2 Preferred Shares are now outstanding. Vornado Realty Trust and the purchaser of the Series D-2 Preferred Units have entered into a registration rights agreement with respect to the Series D-2 Preferred Shares that may be issued upon redemption of Series D-2 Preferred Units.



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


ITEM 6.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:

Exhibit No.                Description
-----------                -----------



1.1                        Underwriting Agreement, dated May 17, 1999, among
                           Vornado Realty Trust, Vornado Realty L.P., Salomon
                           Smith Barney Inc. and the other underwriters named therein (incorporated by reference to Exhibit 1.1 of Vornado Realty Trust's Current Report on Form 8-K dated May 17, 1999 (File No. 001-11954), filed on May
                           26, 1999).

3.1                        Articles Supplementary to Declaration of Trust of
                           Vornado Realty Trust with respect to Series C
                           Preferred Shares (incorporated by reference to Exhibit 3.7 of Vornado Realty Trust's Registration
                           Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999).

3.2                        Articles Supplementary to Declaration of Trust of
                           Vornado Realty Trust with respect to the Series D-2
                           Preferred Shares, dated May 27, 1999, as filed with the State Department of Assessments and Taxation of Maryland on May 27, 1999 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current
                           Report on Form 8-K dated May 27, 1999 (File No.
                           001-11954), filed on July  , 1999).

3.3                        Sixth Amendment to Second Amended and Restated
                           Agreement of Limited Partnership of Vornado Realty
                           L.P., dated as of March 17, 1999 (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's
                           Current Report on Form 8-K dated May 27, 1999 (File
                           No. 001-11954), filed on July  , 1999).

3.4                        Seventh Amendment to Second Amended and Restated
                           Agreement of Limited Partnership of Vornado Realty
                           L.P., dated as of May 20, 1999 (incorporated by reference to Exhibit 3.3 of Vornado Realty Trust's
                           Current Report on Form 8-K dated May 27, 1999 (File
                           No. 001-11954), filed on July  , 1999).

3.5                        Eighth Amendment to Second Amended and Restated
                           Agreement of Limited Partnership of Vornado Realty
                           L.P., dated as of May 27, 1999 (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's
                           Current Report on Form 8-K dated May 27, 1999 (File
                           No. 001-11954), filed on July  , 1999).

99.1                       Press Release of Vornado Realty Trust, dated May 17,
                           1999 (incorporated by reference to Exhibit 99.1 of Vornado Realty Trust's Current Report on Form 8-K dated May 17, 1999 (File No. 001-11954), filed on May
                           26, 1999).

99.2                       Press Release of Vornado Realty Trust, dated May 20,
                           1999 (incorporated by reference to Exhibit 99.2 of Vornado Realty Trust's Current Report on Form 8-K dated May 17, 1999 (File No. 001-11954), filed on May
                           26, 1999).


ITEM 8. NOT APPLICABLE.




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

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VORNADO REALTY L.P.
                                  (Registrant)

                              By: Vornado Realty Trust,
                                  as general partner

                              By: /s/ Irwin Goldberg
                                 -----------------------------

                                 Name: Irwin Goldberg
                                 Title:  Vice President -
                                         Chief Financial Officer

Date: July 7, 1999

                                Index to Exhibits


Exhibit
No.                                Description

1.1 Underwriting Agreement, dated May 17, 1999, among Vornado Realty Trust, Vornado Realty L.P., Salomon Smith Barney Inc. and the other underwriters named therein (incorporated by reference to Exhibit 1.1 of Vornado Realty Trust's Current Report on Form 8-K dated May 17, 1999 (File No. 001-11954), filed on May
                                   26, 1999).

3.1 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to Series C Preferred Shares (incorporated by reference to Exhibit 3.7 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999).


3.2 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with respect to the Series D-2 Preferred Shares, dated as of May 27, 1999, as filed with the State Department of Assessments and Taxation of Maryland on May 27, 1999 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K dated May 27, 1999 (File No. 001-11954), filed on July
                                   , 1999).

3.3 Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999 (incorporated by reference to Exhibit
                                   3.2 of Vornado Realty Trust's Current Report on Form 8-K dated May 27, 1999 (File No. 001-11954), filed on July , 1999).

3.4 Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 20, 1999 (incorporated by reference to Exhibit 3.3 of Vornado Realty Trust's Current Report on Form 8-K dated May 27, 1999 (File No. 001-11954), filed on July , 1999).

3.5 Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 27, 1999 (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Current Report on Form 8-K dated May 27, 1999 (File No. 001-11954), filed on July , 1999).

99.1 Press release of Vornado Realty Trust, dated May 17, 1999 (incorporated by reference to
                                   Exhibit 99.1 of Vornado Realty Trust's
                                   Current Report on Form 8-K dated May 17, 1999 (File No. 001-11954), filed on May 26, 1999).

99.2 Press release of Vornado Realty Trust, dated May 20, 1999 (incorporated by reference to
                                   Exhibit 99.2 of Vornado Realty Trust's
                                   Current Report on Form 8-K dated May 17, 1999 (File No. 001-11954), filed on May 26, 1999).



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